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                                                                   EXHIBIT 10.28

[LOGO] Buy.com                SEVERANCE AGREEMENT AND GENERAL
                                           RELEASE

          This Severance Agreement and General Release (collectively, the "Agreement") is effective as of February 11, 2001, (the "Effective Date") by and between Buy.Com Inc., a Delaware corporation (the "Company") and Mitch Hill ("Employee").

                                   RECITALS

     A. Employee has been employed by the Company since October 11, 1999. Circumstances, which have been discussed with Employee, currently dictate that Employee and the Company end the employment relationship. The Company does not have any severance policy which would entitle Employee to any payment upon the termination of his employment. The Company has decided, however, to offer a severance package to which Employee would not otherwise be entitled, contingent upon Employee's release of any and all claims, known or unknown, in favor of the Company, as described below.

                                   AGREEMENT

     In consideration of the mutual covenants and agreements hereafter set forth, the parties agree as follows:

     1.   Resignation of Position. Upon the Effective Date, Employee shall
          ------------------------
resign from his position as Chief Financial Officer, President and all other positions with the Company and its subsidiaries. Employee shall remain a Company employee through March 16, 2001. During the employment term of this Agreement, Employee will provide services to the Company as reasonably requested by the Company from time to time. Employee will not render nay services pursuant to this Agreement on Company premises, unless specifically requested to do so by the Company.

     2.  Terms of Separation. The Company agrees to provide Employee, upon
         --------------------
receipt of the signed Agreement, and the expiration of any revocation period set forth in Paragraph 5.C. below, the following compensation and benefits, provided that Employee does not exercise any right to revocation contained herein:

               a.   Severance Payment. The Company shall pay to Employee his
                    -----------------
current salary, less applicable withholdings, form the Effective Date through March 16, 2001. The Company agrees to pay Employee a severance payment in the amount of Two Hundred Fifty Three Thousand Eight Hundred and Forty Six Dollars ($253, 846), representing 11 months salary as a severance benefit, less any regular payroll withholding. This payment shall be made upon the expiration of the revocation period referenced in Section 5.C. below. Employee acknowledges that the compensation paid under this section represents additional consideration for the releases granted pursuant to Sections 5 and 6 of this Agreement and for all other commitments and obligations contained in this Agreement.

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          b.   Restricted Stock Program. Employee will be eligible to receive
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the quarterly installment under the restricted stock program which will occur on
February 28, 2001. The Company also agrees to accelerate the quarterly installment under the restricted stock program that was intended to occur on May 28, 2001, such that Employee will be eligible to receive that quarterly installment on March 16, 2001. Employee will not have any right to any further installment under the restricted stock program. Employee shall not be eligible for any other bonus or compensation program.

          c.   Final Paycheck. The Company shall pay to Employee on the final
               --------------
day of employment, March 16, 2001, a check representing Employee's unpaid salary through March 16, 2001 and all accrued, unused vacation benefits, less regular payroll witholding and health and medical benefit premium deductions. In addition, the Company shall return to Employee, by way of check, any amounts withheld by Employee under the Company's Employee Stock Purchase Plan.

          d.   Benefits; COBRA. The Company shall continue to provide health
               ---------------
and medical benefits to Employee through March 16, 2001, provided that the premiums for such benefits will be deducted from the final paycheck. Employee will be eligible for COBRA as of March 17, 2001. Company shall pay all premiums for COBRA benefits on behalf of Employee through February 11, 2002; provided that Company will pay such annual COBRA premium on or before March 17, 2001.

          e.   Relocation Expenses. The Company shall continue to pay Corporate
               -------------------
Residential Suites, or such other entity, through May 31, 2001 to cover Employee's expense related to the rental of his corporate apartment. Notwithstanding the foregoing, Employee shall continue to remain entitled to all other relocation expenses associated with his move to Orange County that have previously been agreed to in that certain Offer Letter between the Company and Employee dated on or about October 11, 1999.

       3. Employee Nondisclosure and Developments Agreement. Employee
          -------------------------------------------------
acknowledges and agrees that the Employee Nondisclosure and Developments Agreement dated on or about October 11, 1999, a copy of which is attached hereto as Exhibit A, is still in full force and effect and Employee shall
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continue to be bound by the terms thereof.

       4. Continuing Commitments.
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           a.  Employee agrees to cooperate fully with the Company in its defense of or other participation in any administrative, legal or other proceeding arising from any charge complaint or other action which has or may be called filed. If Employee is called upon to assist the Company after the expiration of this Agreement, such out-of-pocket expenses as may be reasonably incurred by Employee will be reimbursed by the Company, subject to appropriate documentation support. Further, in the event that Employee is called upon to assist the Company, the Company will work with Employee to avoid any unreasonable interference such assistance might cause.

           b. Employee agrees to assist in the transition of his duties as requested by the Company, and continue to abide by all applicable policies and procedures of the Company until the expiration of this Agreement.

           c. Employee agrees that at the Company's request, or in any event, upon the expiration of this Agreement, he will return all Company reports, records and property, including any copies thereof, including but not limited to diskettes, tapes, passwords, notebooks, sales materials, personnel data, memoranda, notes, letters, plans, analyses,

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recaps, credit cards, keys, etc. to the Company and to remove all personal belongings from the Company's premises; provided however, that Employee may keep his laptop computer and desktop computer system for his personal use to the extent Employee removes all proprietary and confidential information of the Company that exists on such computer system.

          d. As part of the consideration for the compensation Employee will receive pursuant to this Agreement, Employee agrees that for a period of two (2) years from the Effective Date of this Agreement he will not, directly or indirectly, solicit or entice any employee of or consultant to the Company to leave the employ or service of the Company, or otherwise cause or induce any employee or consultant to accept employment with Employee or with any other person, firm, corporation, association or entity. This section shall only apply with respect to employees and consultants who are employed or engaged by the Company at the then current time.

          e. As of the Effective Date, Employee shall not contact or otherwise communicate, on behalf of the Company, with any vendors, suppliers or other third parties with which the Company does business unless expressly instructed to do so by the Company's Chief Financial Officer, Chief Executive Officer or Chairman of the Board of Directors.

          f. In the event of any breach of the continuing commitments enumerated in this Section 4, paragraphs a. through e., any outstanding obligations of the Company hereunder shall immediately terminate and any payments previously made by the Company hereunder shall be returned to the Company, nevertheless, a breach of the continuing commitments contained herein will not in any way relieve Employee of all the other terms and conditions contained in this Agreement, nor shall the Company be deemed to have waived any other remedy claim, suit, demand, or cause of action available to it by terminating its obligations under the Agreement or receiving payments previously made by Employee.

     5.   Release of Claims.  In consideration of the above promises, Employee
          -----------------
hereby agrees to the full compromise and release of any and all claims against the Company and any entity affiliated or related to the Company, whether known or unknown. It is expressly understood and agreed that no language in this Agreement, including that which mentions the waiver of specific claims, is intended to limit this release in any way, and that it is Employee's understanding that no claim or potential claim against the Company shall survive Employee's execution of this release.

          a. Employee hereby releases and forever discharges the Company and all of its parents, divisions, subsidiaries, affiliates, related entities and their predecessors, successors, officers, shareholders, employees, agents and representatives from any and all claims, including tort claims, wage claims, demands, liabilities, debts, accounts, obligations, damages, compensatory damages, punitive damages, liquidated damages, costs, expenses, actions and causes of action which Employee has or claims to have, either known or unknown, arising out of or in connection with Employee's employment relationship with the Company including, without limitation, any claims relating to compensation, stock options or other equity incentive program.

          b. As a part of this Release and not by way of limitation, Employee hereby expressly waives any and all claims which he has, either known or unknown, against the Company, all of its divisions, subsidiaries, affiliates, related entities and their predecessors,

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successors, officers, shareholders, employees, attorneys, agents and representatives, arising out of or in connection with any state or federal laws, ordinances, regulations, or orders based on any charges of discrimination for any reason, including but not limited to any claims asserted under the:

     Civil Rights Act of 1964, as amended;
     Civil Rights Act of 1991;
     Civil Rights Act of 1866;
     Civil Rights Act of 1871;
     Equal Pay Act of 1963, as amended;
     Employee Retirement Income Security Act;
     Rehabilitation Act of 1973;
     Americans with Disabilities Act of 1990;
     Fair Labor Standards Act, as amended;
     Family and Medical Leave Act;
     Executive Order No. 11246;
     California Labor Code;
     California Fair Housing and Employment Act;
     California Family Rights Act;

and/or any Municipal, State and Federal statutory and common law relating to employment, human rights, civil rights, discrimination, breach of contract, defamation, and any other cause of action or claim.

          c.   Release of Age Discrimination Claims.  As a part of this
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Agreement, and without limiting the generality of the releases contained herein,
Employee expressly agrees to the release of any rights or claims arising out of the Federal Age Discrimination in Employment Act ("ADEA," 29 U.S.C (S) 621, et seq,), and in connection with such waiver:

                    (i) Employee is hereby advised to consult with an attorney prior to signing this Agreement.

                    (ii) Employee shall have a period of forty-five (45) days from the date of receipt of the Agreement in which to consider the terms of the Agreement. Employee may sign this Agreement before the expiration of the forty-five (45) day consideration period. If Employee chooses to sign the Agreement before the expiration of the forty-five (45) day consideration period, Employee has chosen to do so voluntarily.

                    (iii) Employee may revoke this Agreement at any time during the first seven (7) days following Employee's execution of the Agreement. The terms of this Agreement shall not be effective or enforceable until this seven (7) day period has expired.

                    (iv) Employee acknowledges that with this Agreement Employee received a list that identified the age and job title of all employees separated by the Company as of the Effective Date.

     6.   Waiver of Unknown Claims.  It is further understood and agreed by
          ------------------------
Employee that as a condition of this Agreement, Employee intends to release all actions, claims and demands of any kind that he may have, whether known or unknown, suspected or unsuspected against the Company. In furtherance of this intention, Employee expressly

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waives any and all rights that he may have under the provisions of Section 1542 of the California Civil Code, which provides:

     "SECTION 1542. CERTAIN CLAIMS NOT AFFECTED BY GENERAL RELEASE. A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF
     EXECUTING THE RELEASE WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

     7.   Assignment.  This Agreement (together with all attachments) shall be
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binding upon Employee, and inure to the benefit of, the parties hereto and their respective heirs, successors, assigns, and personal representatives; provided, however, that it shall not be assignable by Employee and any attempted assignment will be void.

     8.   Integration.  This Agreement constitutes a single, integrated, written
          -----------
contract, expressing the entire agreement between the parties, and supercedes any prior understanding or agreement of the parties. In this regard, Employee represents and warrants that he is not relying on any promises or representations which do not appear written herein. Employee further understands and agrees that this Agreement can be amended or modified only by a written agreement, signed by all of the parties hereto.

     9.   Notices.  All notices required or given under this Agreement shall be
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addressed to the Company or Employee at the designated addresses shown below (or such other address as may be provided by written notice in accordance with this
Section 9) and shall be deemed given upon receipt (or, if not received sooner, three (3) days after deposit in the U.S. mails) when delivered by registered mail, postage pre-paid, return receipt requested, by facsimile (with a confirmation copy sent by registered mail) or by commercial overnight delivery service with tracking capabilities:

               To Company:
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               Buy.Com Inc.
               85 Enterprise, Suite 100
               Aliso Viejo, California 92656
               Attn:  Chief Financial Officer
               Copy To:  General Counsel
               Fax No: (949) 389-2840


               To Employee:
               -----------

               See Signature Page

     10.  Controlling Law and Jurisdiction.  This Agreement shall be governed,
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controlled, interpreted and defined by and under the laws of the State of
California, without regard to the conflicts of laws provisions thereof. The exclusive jurisdiction and venue of any action with respect to the subject matter of this Agreement shall be the Superior Court of California for the County of Orange or the United States District Court for the Central District of California and each of the parties hereto submits itself to the exclusive jurisdiction and venue

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of such courts for the purpose of any such action. Service of process in any such action may be effected in the manner provided in Section 9 for delivery of notices.

     11. Attorney's Fees. If any action at law or in equity is necessary to
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enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, court costs and necessary disbursements, in addition to any other relief to which the party may be entitled.

     12. Confidentiality. Employee understands and agrees that this Agreement,
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and the matters discussed in negotiating its terms, are entirely confidential.
It is therefore expressly understood and agreed by Employee that he will not reveal, discuss, publish or in any way communicate any of the terms, amount or fact of this Agreement or the settlement to any person, organization or other entity, with the exception of his professional representatives, who shall be informed of and bound by this confidentiality clause. Employee understands that the promise of confidentiality contained in this paragraph was a material inducement for the Company to enter into this Agreement.

     13. No Admission. Employee and the Company agree that this Agreement which
         ------------
Employee has entered into voluntarily does not constitute an admission of any violation of any statue or any other legal duty or obligation and shall not be admissible in any proceeding except for purpose of enforcement.


      14. Survival. The provisions of this Agreement intended to survive its
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termination, shall continue in effect after termination of this Agreement. The
Company is entitled to communicate Employee's obligations under this Agreement to any future client or potential client of Employee.

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     EMPLOYEE HAS READ THIS AGREEMENT CAREFULLY AND UNDERSTANDS AND ACCEPTS THE
OBLIGATIONS WHICH IT IMPOSES UPON EMPLOYEE WITHOUT RESERVATION. EMPLOYEE ACKNOWLEDGES THAT EMPLOYEE WAS ADVISED BY THE COMPANY TO CONSULT WITH AN ATTORNEY PRIOR TO SIGNING THIS AGREEMENT. EMPLOYEE FURTHER ACKNOWLEDGES THAT NO PROMISES OR REPRESENTATIONS HAVE BEEN MADE TO EMPLOYEE TO INDUCE EMPLOYEE TO SIGN THIS AGREEMENT AND THAT EMPLOYEE HAS NOT RELIED UPON ANY PROMISES OR REPRESENTATIONS OF THE COMPANY WITH RESPECT TO THE OPERATION OR EFFECT OF THIS AGREEMENT. EMPLOYEE SIGNS THIS AGREEMENT VOLUNTARILY AND FREELY.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the dates indicated below.

Dated: February 11, 2001                Mitch Hill

                                        By: /s/ Mitch Hill
                                            ------------------------
                                        Address:
                                                 ----------------------------

                                                 ----------------------------

                                                 ----------------------------

Dated: February 11, 2001                BUY.COM INC.

                                        By: /s/ James Roszak
                                            ---------------------------------
                                        Title:  CEO
                                                -----------------------------


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                         ACKNOWLEDGMENT OF RECEIPT
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     The undersigned hereby acknowledges receipt of the Severance Agreement and General Release on February 11, 2001.

                                                 /s/ Mitch Hill
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                                                 Signature

                                                 Mitch Hill
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                                                 Print Name